Exhibit 4.1

COMMON STOCK

Number

CLU

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

Shares

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 151169 10 9

LOGO IS FOR POSITION ONLY.

CELLU TISSUE HOLDINGS, INC.

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF, PAR VALUE OF $0.01 PER SHARE,

CELLU TISSUE HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated

SIGNATURE TO COME

SECRETARY

CELLU TISSUE HOLDINGS, INC. CORPORATE SEAL 2009 DELAWARE

SIGNATURE TO COME

PRESIDENT

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)	(Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act _______________________________________
		in common			(State)
			UNIF TRF MIN ACT	—		Custodian (until age _________)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_______________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.